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                                 EXHIBIT 23.2


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


Nutrition For Life International, Inc.
Houston, Texas


We hereby consent to the incorporation by reference in the Registration Statement Form S-8 of our report dated December 16, 1997 relating to the consolidated financial statements and schedules of Nutrition For Life International, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 1997.


Houston, Texas                                         BDO SEIDMAN, LLP
January 12, 1998